Exploration and Evaluation Assets	9 Months Ended
Sep. 30, 2024
Exploration and evaluation assets [abstract]
Exploration and Evaluation Assets
9.
EXPLORATION AND EVALUATION ASSETS

Exploration and evaluation assets relating to Thacker Pass and other projects were as follows:

Total
$
Exploration and evaluation assets, as at December 31, 2022	9,514
Additions	347
Transfers to PP&E (Note 8)	(9,091)
Exploration and evaluation assets, as at December 31, 2023	770
Additions	202
Exploration and evaluation assets, as at September 30, 2024	972

Upon commencement of development of Thacker Pass on February 1, 2023, the capitalized costs of Thacker Pass were transferred from exploration and evaluation assets to property, plant and equipment and Old LAC commenced capitalizing development costs.

Concurrent with the transfer of the Thacker Pass assets from exploration and evaluation to property, plant and equipment, the Company completed an impairment test of Thacker Pass which compared the carrying value to the recoverable amount. The recoverable amount is the greater of the value in use and the fair value less disposal costs. The fair value less disposal costs was calculated using a discounted cash flow model with feasibility study economics. The significant assumptions that impacted the fair value included future lithium prices, capital cost estimates, operating cost estimates, estimated mineral reserves and resources, and the discount rate. Based on the result of the impairment test, management concluded that there was no impairment.